UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-51012

Date of Report: October 9, 2007

XINYINHAI TECHNOLOGY, LTD.

(Exact name of registrant as specified in its charter)

Utah	87-0427336
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 16, Dalian Road, Centralized Park Haping Road, Harbin Development Zone, China	150060
(Address of principal executive offices)	(Zip Code)

86-451-868-11118
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On October 9, 2007 Xinyinhai Technology, Ltd. issued a press release that disclosed its revenues for the months of July and August 2007.

Item 9.01

Financial Statements and Exhibits

Exhibits

99.

Press release dated October 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XINYINHAI TECHNOLOGY, LTD.

Dated: October 9, 2007

By:  /s/ Tian Ling

      Tian Ling, Chief Executive Officer